EXHIBIT 10.19
     XXXXX INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
SUBLICENSE AGREEMENT
     This Sublicense Agreement (the “Agreement”), effective as of March 30, 2007 (the “Effective Date”), is by and between DAVA Pharmaceuticals, Inc., a Delaware corporation (“DAVA”), and IMPAX Laboratories, Inc., a Delaware corporation (“IMPAX”).
     WHEREAS, IMPAX and DAVA are parties to that certain Supply and Distribution Agreement dated as of November 3, 2005, as amended to date (the “Supply Agreement”) by which IMPAX appointed DAVA as its exclusive distributor of the Products in the Territory and agreed to supply the Products to DAVA in accordance with the terms of the Supply Agreement.
     WHEREAS, the Supply Agreement provides that IMPAX may suspend its obligations with respect to the supply of the Products under the Supply Agreement in the event of a settlement of litigation regarding the Products with Purdue;
     WHEREAS, IMPAX has entered into a Settlement with Purdue (the “Purdue Settlement”), pursuant to which (1) IMPAX admitted that its manufacture and sale of the Products infringe Purdue’s patents and that said patents are valid and enforceable; (2) Purdue and IMPAX entered into a Patent License Agreement dated March 30, 2007 (the “Patent License Agreement”), pursuant to which Purdue has granted IMPAX a license to manufacture and sell, with a right to sublicense to DAVA the right to sell, XXXXX bottles of the Product, from March 1, 2007 through June 14, 2007; and (2) IMPAX and Purdue agreed to enter into a Supplemental License Agreement (the “Supplemental License Agreement”) pursuant to which Purdue will grant IMPAX a license to manufacture and sell, with a right to sublicense to DAVA the right to sell, at least XXXXX and not more than XXXXX bottles of the Product from on or about November 27, 2007 through the termination of such Supplemental License Agreement; and
     WHEREAS, IMPAX desires to sublicense its license rights under the Patent License Agreement to DAVA, and to agree to sublicense its license rights under the Supplemental License Agreement to DAVA, all on the terms and conditions set forth in this Agreement;
     NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:
1. DEFINITIONS.
     1.1 “Branded Product” means OxyContin® (oxycodone hydrochloride controlled-release) tablets, under NDA number 20-553, together with all amendments and supplements thereto.
     1.2 “Distribution Fee” shall have the meaning set forth in Section 5 hereof.

     1.3 “Patent License Effective Date” shall mean March 30, 2007.
     1.4 “Patent License Termination Date” shall mean the earlier of (i) 11:59 p.m., New York City time on June 14, 2007 and (ii) the date upon which the Patent License Agreement is terminated.
     1.5 “Supplemental License Effective Date” shall mean November 27, 2007, subject to change to an earlier date by Purdue with IMPAX’s consent.
     1.6 “Supplemental License Period” shall mean the period between the Supplemental License Effective Date and the Supplemental License Termination Date.
     1.7 “Supplemental License Termination Date” shall mean the earlier of (i) 11:59 p.m., New York City time on January 29, 2008 as such time may be extended pursuant to the terms of the Supplemental License Agreement and (ii) the date upon which the Supplemental License Agreement is terminated.
     1.8 “Supply Resumption Date” shall mean the date, following the Supplemental License Termination Date, on which IMPAX is permitted, by the terms of the Settlement or by virtue of the expiration, invalidity or unenforceability of Purdue’s patents related to the Branded Product, to resume manufacture and sale of the Product.
     1.9 Capitalized terms not otherwise defined herein shall have the meaning given to them in the Supply Agreement.
2. SUPPLY.
     2.1 During the Term of this Agreement, the supply of Product by IMPAX to DAVA under the Supply Agreement shall be subject to the terms of this Agreement. IMPAX’s obligation under the Supply Agreement to supply Product to DAVA shall be suspended from the Patent License Termination Date until the Supplemental License Effective Date and from the Supplemental License Termination Date until the Supply Resumption Date.
3. PATENT SUBLICENSE.
     3.1 IMPAX hereby grants to DAVA an exclusive, royalty-free, non-transferable sublicense of limited duration of IMPAX’s license rights granted under the Patent License Agreement (“Patent Sublicense”) to offer to Sell, Sell and distribute not more than that number of bottles of the Product each containing 100 tablets (“Bottles”) equal to the difference between (i) XXXXX minus (ii) the number of Bottles sold by DAVA from March 1, 2007 through March 29, 2007 (the “License Amount”), allocated among dosage strengths as set forth in Section 3.2 below in the United States during the period commencing on the Patent License Effective Date and terminating upon the Patent License Termination Date. IMPAX shall use commercially reasonable efforts to manufacture XXXXX Bottles for Sale by DAVA during the period commencing March 1, 2007 and ending on the Patent License Termination Date. The terms “Sell,” “Selling” or “Sold,” for purposes of Sections 3 and 4 of this Agreement, mean selling and shipping by DAVA or any party acting on its behalf to a third-party bona fide purchaser for commercial sale.

     3.2 The Bottles Sold by DAVA from March 1, 2007 through the Patent License Termination Date shall be allocated according to dosage strength such that the quantity of Bottles Sold of each dosage strength shall not vary by more than twelve and one half percent (12.5%) from the number of Bottles set forth next to each dosage strength on Schedule 1 hereto; provided, that variations, in the aggregate, may not increase the License Amount or increase the XXXXX.
     3.3 All rights granted to DAVA under the Patent Sublicense will terminate on the Patent License Termination Date. From and after the Patent License Termination Date until the Supply Resumption Date, except as otherwise expressly provided in Section 4 hereof, DAVA shall not solicit offers for, offer to sell, sell, ship or cause to be shipped or distribute or indemnify others regarding or participate in profits of others arising from the sale of the Products. Within ten (10) Business Days following the License Termination Date, DAVA will deliver to IMPAX a certificate of the Chief Financial Officer of DAVA certifying (i) the number of Bottles of each dosage strength sold by DAVA from March 1, 2007 through the License Termination Date; (ii) that no sales resulting in sales above the License Amount were made by DAVA prior to the License Termination Date; and (iii) that all inventories of the Products in DAVA’s possession or control and remaining on the Patent License Termination Date have been quarantined or returned to IMPAX. The foregoing notwithstanding, DAVA shall not be in default of this Section 3.3 if, despite using its commercially reasonable efforts, DAVA has not received sufficiently specific information from DDN Pharmaceutical Logistics to provide the certification described in subsection (i) of the preceding sentence within such 10 Business Days, in which case it shall provide such certification as soon as it is in possession of such information.
     3.4 Should DAVA (or any other party acting on its behalf) ship any Products into interstate commerce for commercial sale in the United States in excess of the Licensed Amount or after the Patent License Termination Date but prior to the Supply Resumption Date except pursuant to Section 4 (in either case, “Excess Sales”), and to the extent that IMPAX is required under the Patent License Agreement to pay Purdue such amount with respect to such Excess Sales, IMPAX shall have the right to receive from DAVA, and DAVA agrees to promptly pay to IMPAX (without any waiver or offset by IMPAX of any right to further damages), an amount equal to $XXXXX of Excess Sales sold, which is the amount IMPAX would be required to pay Purdue under the Patent License Agreement; provided, however, that the XXXXX payable by DAVA shall be increased by a percentage equal to the amount of any announced percentage increase in the price of the wholesale acquisition cost of the Branded Product by Purdue. If an independent certified public accounting firm (a “CPA Firm”) chosen by Purdue under the Patent License Agreement conducts an audit of IMPAX for the purposes of confirming that no sales of the Products resulted in Excess Sales, DAVA shall make its books and records available at DAVA’s offices in Fort Lee, New Jersey for a period of no more than two (2) Business Days to such CPA Firm upon seven (7) Business Days prior notice from IMPAX and at all reasonable times on Business Days for the purpose of reporting to Purdue and IMPAX that no sales of the Products resulted in Excess Sales. Prior to any such examination taking place, the CPA firm shall commit in writing to DAVA, in an agreement of form and substance reasonably acceptable to DAVA, to keep all information and data contained in such books and records strictly confidential and shall not disclose such information or copies of such books and records to any third person, including Purdue, but shall use the same only for the purpose of the reviews and/or calculations that the CPA Firm needs to perform in order to confirm that no sales of the Products resulted in

Excess Sales. Notwithstanding the foregoing, if the CPA Firm determines that sales of the Products resulted in Excess Sales, then Purdue shall be entitled to receive a full written report from the CPA Firm with respect to the findings. If the CPA Firm report shows that sales by DAVA resulted in Excess Sales, DAVA shall reimburse IMPAX for any amount IMPAX is required under the Patent License Agreement to pay to Purdue for the fees and expenses of the CPA Firm.
4. SUPPLEMENTAL PATENT SUBLICENSE.
     4.1 Subject to IMPAX and Purdue having entered into the Supplemental License Agreement, IMPAX hereby grants to DAVA an exclusive, royalty-free, non-transferable sublicense of limited duration of Impax’s license rights granted under the Supplemental License Agreement (“Supplemental Patent Sublicense”) to offer to Sell, Sell and distribute XXXXX Bottles plus such additional Bottles as are determined pursuant to the Supplemental License Agreement (the “Supplemental License Amount”), allocated among dosage strengths as set forth in Section 4.2 below in the United States during the period commencing on the Supplemental License Effective Date and terminating upon the Supplemental License Termination Date. IMPAX shall notify DAVA within one (1) Business Days of becoming aware of (i) Bottles in excess of XXXXX being included within the Supplemental License Amount and (ii) any change in the Supplemental License Effective Date and Supplemental License Termination Date.
     4.2 Notwithstanding anything to the contrary herein, if DAVA fails to comply with any instruction from IMPAX to cease sales of the Products, which instruction is mandated by the terms of the Purdue Settlement, the Patent License Agreement or the Supplemental License Agreement, then the Supplemental Patent Sublicense shall automatically terminate and DAVA shall have no further right to offer to Sell, Sell or distribute the Products, and shall have no right to any proceeds from sales of the Products, until the Supply Resumption Date.
     4.3 The Bottles Sold by DAVA during the Supplemental License Period shall be allocated according to dosage strength such that the quantity of Bottles Sold of each dosage strength shall not vary by more than twelve and one half percent (12.5%) from the number of Bottles set forth next to each dosage strength on Schedule 2 hereto; provided, that variations, in the aggregate, may not increase the Supplemental License Amount or increase the XXXXX.
     4.4 All rights granted to DAVA under the Supplemental Patent Sublicense will terminate on the Supplemental License Termination Date. From and after the Supplemental License Termination Date until the Supply Resumption Date, DAVA may not solicit offers for, offer to sell, sell, ship or cause to be shipped or distribute or indemnify others regarding or participate in profits of others arising from, the Products. Promptly after the Supplemental License Termination Date, DAVA shall follow the instructions of IMPAX to return or destroy, at IMPAX’s sole cost and expense, all inventories of the Products remaining in its possession or control, unless the Supply Resumption Date occurs prior to the Supplemental License Termination Date. Within ten (10) Business Days following the Supplemental License Termination Date, DAVA will deliver to IMPAX a certificate of the Chief Financial Officer of DAVA certifying (i) the number of Bottles of each dosage strength sold by DAVA during the Supplemental License Period; (ii) that all inventories of the Products remaining in DAVA’s possession or control on the Supplemental License Termination Date have been returned to

IMPAX or destroyed; and (iii) that no sales resulting in sales above the Supplemental License Amount were made by DAVA during the Supplemental License Period. The foregoing notwithstanding, DAVA shall not be in default of this Section 3.3 if, despite using its commercially reasonable efforts, DAVA has not received sufficiently specific information from DDN Pharmaceutical Logistics to provide the certification described in subsection (i) of the preceding sentence within such 10 Business Days, in which case it shall provide such certification as soon as it is in possession of such information.
     4.5 Should DAVA (or any other party acting on its behalf) ship any Products into interstate commerce for commercial sale in the United States in excess of the Supplemental License Amount or after the Supplemental License Termination Date but prior to the Supply Resumption Date (in either case, “Excess Sales”), and to the extent that IMPAX is required under its Supplemental License Agreement with Purdue to pay Purdue such amount with respect to such Excess Sales, IMPAX shall have the right to receive from DAVA, and DAVA agrees to promptly pay to IMPAX (without any waiver or offset by IMPAX of any right to further damages), an amount equal to $XXXXX of Excess Sales sold, which is the amount IMPAX would be required to pay Purdue under the Supplemental License Agreement; provided, however, that the XXXXX payable by DAVA shall be increased by a percentage equal to the amount of any announced percentage increase in the price of the wholesale acquisition cost of the Branded Product by Purdue. If a CPA Firm chosen by Purdue and reasonably acceptable to IMPAX conducts an audit of IMPAX for the purposes of confirming that no sales of the Products resulted in Excess Sales, DAVA shall make its books and records available to such CPA firm at DAVA’s offices in Fort Lee, New Jersey for a period of no more than two (2) Business Days upon seven (7) Business Days prior notice from IMPAX and at all reasonable times on business days for the purpose of reporting to Purdue and IMPAX that no sales of the Products resulted in Excess Sales. Prior to any such examination taking place, the CPA firm shall commit in writing to DAVA, in an agreement of form and substance reasonably acceptable to DAVA, to keep all information and data contained in such books and records strictly confidential and shall not disclose such information or copies of such books and records to any third person, including Purdue, but shall use the same only for the purpose of the reviews and/or calculations which the CPA Firm needs to perform in order to confirm that no sales of the Products resulted in Excess Sales. Notwithstanding the foregoing, if the CPA Firm determines that sales of the Products resulted in Excess Sales, then Purdue shall be entitled to receive a full written report from the CPA Firm with respect to the findings. If the CPA Firm report shows that sales by DAVA resulted in Excess Sales, DAVA shall reimburse IMPAX for any amount IMPAX is required under the Supplemental License Agreement to pay to Purdue for the fees and expenses of the CPA Firm.
5. GROSS PROFIT SPLIT.
     5.1 The Gross Profit Split under Section 5.3 of the Supply Agreement shall be applicable only to Product sales through the Patent License Termination Date and from and after the Supply Resumption Date and shall not be applicable to Product sales during the Supplemental License Period.
6. DISTRIBUTION FEE.

     6.1 For Products sold during the Supplemental License Period IMPAX shall pay DAVA XXXXX% of Gross Margin (the “Distribution Fee”); provided, however, that to the extent that fewer than XXXXX Bottles are sold from March 1, 2007 through the License Termination Date, the Distribution Fee shall be equal to XXXXX% of Gross Margin. Gross Margin shall mean Net Sales minus Acquisition Price.
7. TERMINATION.
     7.1 The term of this Agreement shall commence on the Effective Date and shall continue until the sooner to occur of the (i) Supply Resumption Date and (ii) the termination of the Supply Agreement (the “Term”).
8. REPRESENTATIONS, WARRANTIES AND COVENANTS.
     8.1 IMPAX represents that, as of the Effective Date: (i) the Patent License Agreement is in full force and effect; (ii) subject to its compliance with the terms of the Patent License Agreement, IMPAX has the right to enter into the Supplemental License Agreement; (iii) IMPAX is not in default under the Patent License Agreement; (iv) IMPAX has the right and authority to enter into this Agreement and to grant the sublicenses granted hereunder to DAVA; and (v) the terms of Sections 3 and 4 hereof reflect, and are consistent in their entirety with, the terms of the Patent License Agreement and the form of Supplemental License Agreement that IMPAX and Purdue have agreed to enter into. If IMPAX receives any notice of default under either the Patent License Agreement or under the Supplemental License Agreement, which in IMPAX’s reasonable judgment is likely to result in the termination of either of those agreements, IMPAX will promptly notify DAVA.
     8.2 IMPAX represents and warrants that (i) prior to DAVA’s entering into the letter agreement with IMPAX dated March 27, 2007 relating to the Purdue Settlement (the “Letter Agreement”), IMPAX disclosed to DAVA all facts concerning the Settlement that were material to DAVA’s decision to enter into the Letter Agreement and (ii) the Purdue Settlement includes no material changes or additions to the Settlement terms described in the second paragraph of the Letter Agreement.
9. WARRANTY DISCLAIMER.
     9.1 EXCEPT AS EXPRESSLY SET FORTH HEREIN, IMPAX MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT WITH RESPECT TO THE PURDUE PATENTS OR ANY SUBLICENSE GRANTED BY IMPAX HEREUNDER. FURTHERMORE, UNLESS EXPRESSLY STATED HEREIN, NOTHING HEREIN SHALL BE CONSTRUED AS A WARRANTY THAT ANY PURDUE PATENT, THE PRACTICE OF ANY INVENTION CLAIMED IN ANY PURDUE PATENT OR OTHER PROPRIETARY RIGHTS INCLUDED IN THE PURDUE PATENTS OR ANY SUBLICENSE GRANTED BY IMPAX HEREUNDER DO NOT, OR THE SELLING, OFFERING FOR SALE, OR DISTRIBUTION OF THE PRODUCTS BY DAVA

DOES NOT, INFRINGE ANY PATENT RIGHTS OR OTHER INTELLECTUAL PROPERTY RIGHTS OF ANY THIRD PARTY (OTHER THAN THOSE OF PURDUE).
10. INDEMNIFICATION.
     10.1 DAVA shall defend, indemnify and hold harmless IMPAX, its Affiliates and their respective owners, directors, officers, agents and employees (together, the “IMPAX Parties”), from and against any and all expenses, demands, liabilities, damages or money judgments incurred by or rendered against the IMPAX Parties resulting from DAVA’s breach of any of its covenants or agreements made under this Agreement.
     10.2 IMPAX shall defend, indemnify and hold harmless DAVA, its Affiliates and their respective owners, directors, officers, agents and employees (together, the “DAVA Parties”), from and against any and all expenses, demands, liabilities, damages or money judgments incurred by or rendered against the DAVA Parties resulting from IMPAX’s breach of any of its covenants, representations, warranties, or agreements made under this Agreement.
11. MISCELLANEOUS.
     11.1 Except as set forth herein, all other terms and conditions of the Supply Agreement remain in full force and effect. In case of any inconsistency between the terms of this Agreement and the Supply Agreement, the terms of this Agreement shall prevail.
     11.2 The validity and interpretation of this Amendment and the legal relations of the Parties to it shall be governed by the internal laws, and not the law of conflicts, of the State of Delaware. The parties acknowledge and agree not to contest that the courts of the State of Delaware have personal jurisdiction over them with respect to any action that may be taken hereunder, and venue shall lie in such courts as to any such action.
     11.3 This Agreement, together with each Schedule attached hereto, states the entire understanding among the parties with respect to the subject matter hereof, and supersedes the Letter Agreement.
     11.4 This Agreement may be signed in two counterparts, each of which shall be deemed an original and both of which shall together constitute one agreement.

DAVA PHARMACEUTICALS, INC.			IMPAX LABORATORIES, INC.

By:	/s/ Lewis Tepper		By:	/s/ David S. Doll

	Printed Name:	Lewis Tepper		Printed Name:	David S. Doll
	Title:	Senior Vice President and General Counsel		Title:	Executive Vice President, Commercial Operations

Date: August 8, 2007			Date: August 7, 2007

SCHEDULE 1
ALLOCATION AMONG DOSAGE STRENGTHS
DURING PATENT LICENSE PERIOD

Dosage Strength	Number of Bottles
10 mg	XXXXX
20 mg	XXXXX
40 mg	XXXXX
80 mg	XXXXX

SCHEDULE 2
ALLOCATION AMONG DOSAGE STRENGTHS
DURING SUPPLEMENTAL LICENSE PERIOD
(a) XXXXX Bottles

Dosage Strength	Number of Bottles

10 mg 100 ct	XXXXX
20 mg 100 ct	XXXXX
40 mg 100 ct	XXXXX
80 mg 100 ct	XXXXX
(b) XXXXX Bottles

Dosage Strength	Number of Bottles

10 mg 100 ct	XXXXX
20 mg 100 ct	XXXXX
40 mg 100 ct	XXXXX
80 mg 100 ct	XXXXX
(c) XXXXX Bottles

Dosage Strength	Number of Bottles

10 mg 100 ct	XXXXX
20 mg 100 ct	XXXXX
40 mg 100 ct	XXXXX
80 mg 100 ct	XXXXX
(d) XXXXX Bottles

Dosage Strength	Number of Bottles

10 mg 100 ct	XXXXX
20 mg 100 ct	XXXXX
40 mg 100 ct	XXXXX
80 mg 100 ct	XXXXX

(e) XXXXX Bottles

Dosage Strength	Number of Bottles

10 mg 100 ct	XXXXX
20 mg 100 ct	XXXXX
40 mg 100 ct	XXXXX
80 mg 100 ct	XXXXX
(f) Additional Bottles

Dosage Strength	Percentage of Supplemental License Amount

10 mg 100 ct	XXXXX%
20 mg 100 ct	XXXXX%
40 mg 100 ct	XXXXX%
80 mg 100 ct	XXXXX%